UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2009

Discover Card Execution Note Trust

(Issuing entity in respect of the Notes)

Discover Card Master Trust I

(Issuing entity in respect of the Series 2007-CC Collateral Certificate)

Discover Bank

(Sponsor and Depositor)

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-23108	51-0020270
(State of Organization)	(Commission File Number)	(IRS Employer Identification No.)

c/o Discover Bank 12 Reads Way New Castle, Delaware	19720
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (302) 323-7315

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

In connection with the issuance of Class A(2009-2) DiscoverSeries Notes (the “Notes”), Latham & Watkins LLP, counsel to Discover Bank and Discover Card Execution Note Trust (the “Note Issuance Trust”), has delivered (i) an opinion to Discover Bank (as originator of the Note Issuance Trust), dated September 10, 2009, regarding the legality of the Notes upon issuance and sale thereof on September 11, 2009; and (ii) an opinion to Discover Bank (as originator of the Note Issuance Trust), dated September 10, 2009, as to certain federal tax matters concerning the Notes. A copy of the opinion as to legality is filed as Exhibit 5.1, and the opinion as to certain tax matters is filed as Exhibit 8.1 to this Current Report on Form 8-K.

Item 9.01	Exhibits

Exhibit No.	Description	Page

Exhibit 5.1	Opinion of Latham & Watkins LLP as to the legality of the Class A(2009-2) DiscoverSeries Notes

Exhibit 8.1	Opinion of Latham & Watkins LLP as to certain federal tax matters concerning the Class A(2009-2) DiscoverSeries Notes

Exhibit 23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Discover Bank (as Depositor of Discover Card Execution Note Trust)

Date: September 10, 2009	By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description	Page

Exhibit 5.1	Opinion of Latham & Watkins LLP as to the legality of the Class A(2009-2) DiscoverSeries Notes

Exhibit 8.1	Opinion of Latham & Watkins LLP as to certain federal tax matters concerning the Class A(2009-2) DiscoverSeries Notes

Exhibit 23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)